MANAGED PORTFOLIO SERIES
(the “Trust”)

Tortoise MLP & Energy Income Fund
Tortoise MLP & Energy Infrastructure Fund
 (together, the “Funds”)

Supplement dated November 15, 2019 to the Prospectus dated September 13, 2019

Effective November 15, 2019, the Funds are reducing the front-end sales charge applicable to the sale of A Class shares.

The A Class front-end sales charge table on page 42 of the Prospectus is hereby amended as follows:

	Sales Load as % of:
Amount of Investment	Public Offering Price	Net Asset Value(1)	Dealer Reallowance %
$0 but less than $50,000	5.50%	5.82%	5.00%
$50,000 but less than $100,000	4.50%	4.71%	3.75%
$100,000 but less than $250,000	3.50%	3.63%	2.75%
$250,000 but less than $500,000	2.50%	2.56%	2.00%
$500,000 but less than $1 million	2.00%	2.04%	1.50%
$1 million(2)	0.00%	0.00%	0.00%
(1)	Percentages may vary slightly for particular investors as a result of rounding.
(2)
No sales load is payable at the time of purchase on investments of A Class shares of $1 million or more, although for such investments the Funds may impose a CDSC of 1.00% on certain redemptions. If imposed, the CDSC applies to redemptions made within 18 months of purchase and will be assessed on an amount equal to the lesser of the initial value of the shares redeemed and the value of shares redeemed at the time of redemption. Accordingly, no sales load is imposed on increases in NAV above the initial purchase price.

This supplement should be retained with your Prospectus for future reference.